Acquisitions	12 Months Ended
Dec. 31, 2015
Acquisitions
Note 24	Acquisitions

2015

In September 2015, TSYS purchased certain assets for its NetSpend segment for $750,000. The purchase qualifies as a business combination in accordance with GAAP. The Company recorded an acquisition technology intangible asset for the amount of the purchase price. This acquisition intangible asset represents software and is being amortized over a five year life. There were no other material assets included in the purchase. The acquisition included the employment of certain key employees which resulted in the transaction qualifying as a business combination.

2014

In February 2014, the Company acquired an additional 15% equity interest in CPAY from its privately held owner for $37.5 million, which increased its equity interest in CPAY from 60% to 75%. This purchase reduced the remaining redeemable noncontrolling interest in CPAY to 25% of its total outstanding equity.

2013

On July 1, 2013, TSYS acquired all the outstanding stock of NetSpend, which previously operated as a publicly traded company and is a leading provider of GPR prepaid debit and payroll cards and related financial services to underbanked and other consumers in the U.S. The acquisition complements the Company’s existing presence in the prepaid processing space. The results of the newly acquired business are being reported by TSYS as a new operating segment titled NetSpend.

Under the terms of the Merger Agreement, TSYS acquired 100 percent ownership of NetSpend for approximately $1.4 billion, including $1.2 billion of cash to shareholders, $70.7 million of cash for payment to holders of vested stock options and awards, $58.3 million of cash for repayment of NetSpend’s revolving credit facility and $15.6 million in replacement stock options and awards. NetSpend shareholders received $16.00 in cash for each share of NetSpend common stock. There were 1.6 million NetSpend shares held by five shareholders who asserted appraisal (or dissenters’) rights with respect to their NetSpend shares, for a preliminary value of $25.7 million at $16.00 per share that were not funded at the closing of the acquisition. During 2014, TSYS paid $38.6 million to dissenting shareholders to settle the lawsuit.

Under the terms of the Merger Agreement, the Company replaced unvested share-based awards for certain current employees of NetSpend. The following table provides a list of all replacement awards and the estimated fair value of those awards issued in conjunction with the acquisition of NetSpend:

	Number of Shares and Options Issued	Fair Value (in millions)
Time-based restricted stock	870,361	$21.5
Non-qualified stock options	530,696	8.4
Incentive stock options	529,452	5.3
Performance-based restricted stock	87,356	2.2

Total	2,017,865	$37.4

The portion of the fair value of the replacement awards related to services provided prior to the business combination was included in the total purchase price. The portion of the fair value associated with future service is recognized as expense over the future service period, which varies by award. The Company determined that $15.6 million ($11.1 million net of tax) of the replacement awards was related to services rendered prior to the business combination.

The goodwill amount of $1.0 billion arising from the acquisition consists largely of expansion of customer base, differentiation in market opportunity and economies of scale expected from combining the operations of TSYS and NetSpend. All of the goodwill was assigned to TSYS’ new NetSpend segment. The goodwill recognized is not expected to be deductible for income tax purposes.

The following table summarizes the consideration paid for NetSpend and the initially recognized amounts of the identifiable assets acquired and liabilities assumed on July 1, 2013 (the acquisition date).

(in thousands)
Consideration
Cash	$1,355,270
Equity instruments	15,557
Dissenting shareholder liability*	25,723

Fair value of total consideration transferred	$1,396,550

Recognized amounts of identifiable assets acquired and liabilities assumed:
Cash	$40,610
Accounts receivable	11,335
Property equipment and software	11,657
Identifiable intangible assets	480,086
Deferred tax asset	10,165
Other assets	36,660
Deferred tax liability	(155,945)
Financial liabilities	(62,452)

Total identifiable net assets	372,116
Goodwill	1,024,434

$1,396,550

*	Represents 1.6 million NetSpend shares held by dissenting shareholders

In 2015, the Company adjusted goodwill for NetSpend to include an additional $627,000 for a change in a sales and use tax reserve associated with the acquisition. As of December 31, 2014, goodwill related to NetSpend increased $8.5 million due to changes during the measurement period. For more information, refer to Note 7.

Identifiable intangible assets acquired in the NetSpend acquisition include channel relationships, current technology, a prospect database, the NetSpend trade name and non-compete agreements.

The identifiable intangible assets had no significant estimated residual value. These intangible assets are being amortized over their estimated useful lives of five to eight years based on the pattern of expected future economic benefit, which approximates a straight-line basis over the useful lives of the assets. The fair value of the acquired identifiable intangible assets of $480.1 million was estimated using the income approach (discounted cash flow and relief from royalty methods) and cost approach. The fair values and useful lives of the identified intangible assets were primarily determined using forecasted cash flows, which included estimates for certain assumptions such as revenues, expenses, attrition rates and royalty rates.

The estimated fair value of identifiable intangible assets acquired in the acquisitions and the related estimated weighted average useful lives are as follows:

(in thousands)	Fair Value	Weighted Average Useful Life (in years)
Channel relationships	$317,000	8.0
Current technology	78,711	7.0
Trade name	44,000	5.0
Database	28,000	5.0
Covenants-not-to-compete	11,500	6.0
Favorable lease	875	4.9

Total acquired identifiable intangible assets	$480,086	7.3

The fair value measurement of the identifiable intangible assets represents Level 2 and Level 3 measurements. Key assumptions include (a) cash flow projections based on market participant and internal data, (b) a discount rate of 11%, (c) a pre-tax royalty rate range of 2.5-7.0%, (d) attrition rates of 5%-40%, (e) an effective tax rate of 40%, and (f) a terminal value based on a long-term sustainable growth rate of 3%.

In connection with the acquisition, TSYS incurred $3.2 million and $14.2 million in acquisition-related costs primarily related to professional legal, finance, and accounting costs for the years ended December 31, 2014 and 2013, respectively. These costs were expensed as incurred and are included in selling, general and administrative expenses on the income statement.

Pro Forma Results of Operations

The amounts of NetSpend revenue and earnings included in TSYS’ consolidated income statement for the year ended December 31, 2013, and the pro forma revenue and earnings of the combined entity had the acquisition date been January 1, 2013 are:

	Actual	Supplemental pro forma
	Year Ended December 31 ,2013	Year Ended December 31, 2013
(in thousands, except per share data)
Revenue	$2,064,305	2,286,348

Net income attributable to TSYS common shareholders	$244,750	239,775

Basic EPS attributable to TSYS common shareholders	$1.30	1.28

Diluted EPS attributable to TSYS common shareholders	$1.29	1.27

The unaudited pro forma financial information presented above does not purport to represent what the actual results of operations would have been if the acquisition of NetSpend’s operations had occurred prior to January 1, 2013, nor is it indicative of the future operating results of TSYS. The unaudited pro forma financial information does not reflect the impact of future events that may occur after the acquisition, including, but not limited to, anticipated cost savings from operating synergies.

The unaudited pro forma financial information presented in the table above has been adjusted to give effect to adjustments that are (1) directly related to the business combination; (2) factually supportable; and (3) expected to have a continuing impact. These adjustments include, but are not limited to, the application of accounting policies; and depreciation and amortization related to fair value adjustments to property, plant and equipment and intangible assets.

The pro forma adjustments do not reflect the following material items that result directly from the acquisition and which impacted the statement of operations following the acquisition:

•	Acquisition and related financing transactions costs relating to fees to investment bankers, attorneys, accountants, and other professional advisors, and other transaction-related costs that were not capitalized as deferred financing costs; and

•	The effect of anticipated cost savings or operating efficiencies expected to be realized and related restructuring charges such as technology and infrastructure integration expenses, and other costs related to the integration of NetSpend into TSYS.

Redeemable Noncontrolling Interest

The fair value of the noncontrolling interest in CPAY, owned by a private company, was based on the actual purchase price paid for the controlling interest in CPAY. Next, adjustments were made for lack of control and lack of marketability that market participants would consider when estimating the fair value of the noncontrolling, non-marketable interest in CPAY.

In connection with the acquisition of CPAY, the Company is party to call and put arrangements with respect to the membership units that represent the remaining noncontrolling interest of CPAY. The call arrangement is exercisable by TSYS and the put arrangement is exercisable by the Seller. The put arrangement is outside the control of the Company by requiring the Company to purchase the Seller’s entire equity interest in CPAY at a put price at fair market value. At the time of the original acquisition, the redemption of the put option was considered probable based upon the passage of time of the second anniversary date. The put arrangement is recorded on the balance sheet and is classified as redeemable noncontrolling interest outside of permanent equity.

In February 2014, the Company purchased an additional 15% equity interest in CPAY for $37.5 million, reducing its redeemable noncontrolling interest in CPAY to 25%. As a result of this transaction, the call and put arrangements for CPAY, representing 25% of its total outstanding equity interests, were extended and may now be exercised at the discretion of TSYS or the Seller on the third anniversary of the closing of the additional purchase and upon the recurrence of certain other specified events.

The put option is not currently redeemable, but redemption is considered probable based upon the passage of time of the third anniversary date of the 2014 purchase of additional equity. As such, the Company has adopted the accounting policy to accrete changes in the redemption value over the period from the date of issuance to the earliest redemption date, which the Company believes to be in 2017. If the put option was redeemable as of December 31, 2015, the redemption value was estimated to be approximately $23.4 million. The Company did not accrete any changes to the redemption value as the balance as of December 31, 2015 exceeded the accretion fair value amount.

Pro forma Results of Operations

The pro forma revenue and earnings of TSYS’ acquisitions other than NetSpend are not material to the consolidated financial statements.